UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-2

PALO ALTO NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 8, 2017.

PALO ALTO NETWORKS, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: October 16, 2017
Date: December 8, 2017 Time: 10:00 a.m., PST
Location: 3000 Tannery Way
Santa Clara, CA 95054
You are receiving this communication because you hold
shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to
you on the Internet. You may view the proxy materials
online at www.proxyvote.com or easily request a paper copy
(see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.

paloalto
NETWORKS

PALO ALTO NETWORKS, INC.
3000 TANNERY WAY
SANTA CLARA, CA 95054

E33893-P98045

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT AND ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:
2) BY TELEPHONE:
3) BY E-MAIL*:
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 24, 2017 to facilitate timely delivery.

www.proxyvote.com
1-800-579-1639
sendmaterial@proxyvote.com

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E33894-P98045

Voting Items
The Board of Directors recommends you vote
FOR proposals 1, 2, 3 and 4.
1. Election of Class III Directors
Nominees:
1a. Frank Calderoni
1b. Carl Eschenbach
1c. Daniel J. Warmenhoven
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending July 31, 2018.
3. To approve, on an advisory basis, the compensation of our named executive officers.
4. To approve the Palo Alto Networks, Inc. Executive Incentive Plan.
The Board of Directors recommends you vote AGAINST proposal 5.
5. To consider and vote upon a stockholder proposal regarding a diversity report, if properly presented at the annual meeting.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E33895-P98045

E33896-P98045